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                                                                   EXHIBIT 10.10


                                                                  EXECUTION COPY


                               EXTENSION AMENDMENT


                  EXTENSION AMENDMENT (this "Amendment"), dated as of February 28, 1999, made by and between CITYSCAPE CORP., a New York corporation (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").

                                    RECITALS

                  The Borrower and the Lender are parties to the Post-Petition Loan and Security Agreement, dated as of the date hereof, (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; after giving effect to this Amendment, the "Loan Agreement"), pursuant to which the Lender has agreed, subject to the terms and conditions of the Loan Agreement, to make revolving credit loans to the Borrower to finance certain mortgage assets owned by the Borrower.

                  The Borrower has requested a sixty day extension of the Termination Date set forth in the Existing Loan Agreement.

                  The Lender and the Borrower desire to extend the Existing Loan Agreement.

                  The Borrower does not presently intend to make new loans during the pendency of its bankruptcy case and has no need for further borrowings.

                  Accordingly, the Borrower and the Lender hereby agree that, subject to the terms and conditions hereof, the Existing Loan Agreement is hereby amended as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the respective meanings assigned to such terms in the Existing Loan Agreement.

                  SECTION 2. Amendments.

                  (a) The Existing Loan Agreement is hereby amended by adding the following new definition:

                  "'Extension Amendment Effective Date' shall mean February 28, 1999."

                  (b) The Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" and substituting in lieu thereof the following new definition:

                  "'Termination Date' shall mean April 30, 1999."
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                  (c) Section 7.16(b) of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new section to read as follows:

                  "(b) Maintenance of Liquidity. The Borrower shall maintain cash and cash equivalents, subject to no Lien or other encumbrance other then the Liens in favor of CIT or the Lender, of at least $10,000,000."

                  SECTION 3. Interest Rate. The Borrower and the Lender hereby agree that, from and after the Extension Amendment Effective Date until the Loans are paid in full, interest on the unpaid principal amount of each Loan shall accrue at a rate per annum equal to the Prime Rate plus 2.50%; provided, that, notwithstanding any provision to the contrary in the Existing Loan Agreement, such accrued interest shall be due and payable monthly on the 25th calendar day of each month and on the Termination Date.

                  SECTION 4. Extension Fee. On or prior to the date on which the Bankruptcy Court approves this Amendment and the order approving this Amendment is entered on the docket, the Borrower agrees to pay to the Lender an extension fee (the "Extension Fee") in an amount equal to the product of (a) 0.50% and (b) the amount outstanding ($17,336,996.55) under the Existing Loan Agreement.

                  SECTION 5 Acknowledgement of Debt; Reduction of Commitment.

                           (a) The Borrower is not aware of any defense to the Loan Agreement or the DIP Obligations thereunder or to the validity, priority or perfection of the Lender's Lien on the collateral for the Loan Agreement.

                           (b) The Borrower hereby agrees that it shall not borrow additional Loans pursuant to the Loan Agreement after the date hereof.

                           (c) The Lender and the Borrower agree that the Maximum Credit is hereby reduced from time to time to the sum of (i) the aggregate outstanding principal amount of the Loans at such time and (ii) the aggregate outstanding principal amount of the Purchased Loans that have not been resold by the Lender and with respect to which the Borrower has not yet transferred servicing rights to a successor servicer.

                  SECTION 6. Conditions to Effectiveness of Amendment.

                           (a) Conditions Precedent. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied, which effectiveness shall be retroactive to and as of February 28, 1999:

                                    (i) The Lender shall have received this
                           Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender; and

                                    (ii) The CIT Facility shall have been
                           extended on terms substantially similar to those set forth on Exhibit A, to which such extension the Lender hereby consents.

                           (b) Condition Subsequent. The continuing effectiveness of this Amendment shall be conditioned upon the satisfaction of the following condition subsequent;


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         the failure of which to satisfy shall result in this Amendment to be deemed never to have been effective:

                                    (i) This Amendment shall have been approved
                           by the Bankruptcy Court in an order not later than 25 days from the date hereof and such order shall not have been revoked, reversed, stayed or otherwise modified after entry thereof;

                                    (ii) On or prior to the date on which the
                           Bankruptcy Court approves this Amendment and the order approving this Amendment is entered on the docket, the Lender shall have received the Extension Fee and shall have been reimbursed for any outstanding fees and expenses of counsel to the Lender relating to the Loan Agreement or this Amendment; and

                                    (iii) On the date on which the Bankruptcy
                           Court approves this Amendment, the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base.

                  SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The Lender hereby waives any Default or Event of Default which may exist on the date hereof based solely on such facts described in the notification letter, dated as of February 28, 1999, from the Borrower to the Lender. Except as expressly provided herein, nothing in this Amendment shall be deemed to constitute a waiver with respect to any Default or Event of Default.

                  SECTION 8. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS PREEMPTED BY BANKRUPTCY LAW.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              CITYSCAPE CORP.


                              By /s/ Cheryl P. Carl
                                 -------------------------------
                                 Name:  Cheryl P. Carl
                                 Title:   Executive Vice Preside



                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                              By /s/ Paul Stevelman
                                 -------------------------------
                                 Name:  Paul Stevelman
                                 Title: SVP


ACKNOWLEDGED AND CONSENTED TO:


CITYSCAPE FINANCIAL CORP.


By  /s/ Steven M. Miller
    --------------------------
    Name:  Steven M. Miller
    Title: President